Exhibit 10.3

                               THIRD AMENDMENT TO
               NEWPORT NEWS SHIPBUILDING INC. STOCK OWNERSHIP PLAN

                  The Newport News Shipbuilding Inc. Stock Ownership Plan is hereby amended as follows, effective as of May 16, 1997.

                  Section 6(a) of the Plan is amended by deleting the numeral "4,000,000" and substituting therefore the numeral "5,250,000", by deleting the numeral "12" and substituting therefore the numeral "15", and by inserting the phrase "the Third Amendment to" between the words "of" and "the Plan". The amended Section 6(a) shall read as follows:

         6.       Authorized Awards; Limitations

                  (a) Except for adjustments pursuant to Section 7, the maximum number of shares of Common Stock that shall be available for issuance under the Plan (the "Authorized Plan Shares") shall be 5,250,000 (approximately 15% of the issued and outstanding shares of Common Stock on the effective date of the Third Amendment to the Plan).

IN WITNESS WHEREOF, this amendment is hereby executed this 20th day of October, 1997.

                                              NEWPORT NEWS SHIPBUILDING INC.

                                                   D. J. Anderson
                                              ------------------------------
                                                  Senior Vice President

ATTEST:  Peter A. V. Huegel
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